UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

NeoVolta, Inc

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13651 Danielson Street, Suite A

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2024, NeoVolta, Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Ardes Johnson pursuant to which Mr. Johnson agreed to serve as the Company’s chief executive officer commencing April 29, 2024. Brent Willson, the founder of the Company and former chief executive officer will remain as Chairman of the Board and chief technology officer.

The Employment Agreement provides for compensation consisting of base salary of $350,000, a target cash annual bonus of 100% of base salary with a maximum annual bonus of 150% of base salary, and an annual equity grant based on the achievement of certain goals with a target value of $660,000. For the year ending June 30, 2025, the Employment Agreement provides that the performance goals for the achievement of the cash bonus and equity grant will be the sale of 1,200 units during such fiscal year (excluding those sold through a specified distributor). Pursuant to the Employment Agreement, Mr. Johnson received a restricted stock unit award for 1,280,000 shares of Company common stock that will vest over a four-year period. The Employment Agreement provides for an initial term of through June 30, 2027, which will be automatically renewed for additional one-year terms unless either party chooses not to renew the agreement. If Mr. Johnson’s employment is terminated at the Company’s election without “cause” (as defined in the agreement), or by Mr. Johnson for “good reason” (as defined in the agreement), Mr. Johnson shall be entitled to receive severance payments equal to six months of base salary and a prorated amount of the annual bonus for such fiscal year.

The foregoing description of the Employment Agreement is subject to and qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is included as Exhibit 10.1 hereto, the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between NeoVolta, Inc. and Ardes Johnson dated April 19, 2024
10.2	Amendment to Employment Agreement between NeoVolta, Inc. and Brent Willson dated April 22, 2022
104	Cover page Interactive Data File (formatted as Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoVolta, Inc.

By:	/s/ Steve Bond
Steve Bond
Chief Financial Officer

Dated: April 24, 2024

3